May 7, 2002

Hilliard Lyons Growth Fund

Dear Shareholders:

Stocks finished slightly higher in the first quarter as measured by the Standard & Poors 500 and the Dow Jones Industrial Average. The S&P returned 0.3% and the Dow Jones 4.26%. The Fund finished essentially flat with a 0.1% advance during the quarter. Many economic indicators firmed during the quarter, but the Mid-East crisis and the Enron fallout continued to keep enthusiasm tempered. With the decrease in stock prices over the last two years, and the continual passage of time, we believe equity valuations are closer to historical norms than to the earlier tops.

Many in the investment world spend a lot of time studying the economy and various data in order to predict movements in stock prices. While we do not spend much time with these macro studies, we are mindful of them while we think about the companies we own.

One study always worth considering was conducted annually by our late director and friend, General Dillman Rash. General Rash kept score on a half dozen figures that always painted an interesting picture on the economy and the stock market. He recognized long ago that stock prices ultimately trended with the growth of nominal Gross Domestic Product and that dividends were paid to keep investors interested during rocky times. Economic cycles and interest rate movements caused stock prices to rise above and fall below the trend line of the GDP in the short run, but stock prices would follow GDP growth in the long run. Below is a summary of the data through 2001.

.. The average annual total return for the S&P 500 since 1929 is 10.0%, which consists of a 5.5% increase in stock prices and an average dividend yield of 4.4%. The average annual total return for the S&P 500 for the past 10 and 20 years accelerated to 13.0% and 14.2%, respectively. Interestingly, stock price increases contributed 11.2% and 10.2% over each respective time period while dividends added 1.9% and 2.9% annually over each time period.

.. Average annual S&P earnings growth for the last 10 years has been well above trend at 10.5%. However, annual S&P earnings growth was considerably lower over a longer time period. For the last 20, 30 and 50 year time periods, earnings growth averaged 5.4%, 6.9% and 5.9%, respectively. Based on history, investors might anticipate earnings growth to mirror nominal GDP growth of 6.5% to 7.0%.

..  The average Price/Earnings ratio for the S&P 500 has trended upwards since
   1981 and still remains above historical averages. The P/E on the S&P has ranged from 7.3 in 1979 to 31.0 in 2000. Today it stands at 23.8 times 2002 estimated earnings.

.. The dividend yield on the S&P 500 has fallen from 5.4% twenty years ago to 1.4% today. Investors argue that the fall in dividend yield is because companies are choosing not to increase dividend payouts. However, S&P dividends have increased faster over the last 20 years than they have for the last 72 years, indicating that stock prices have run ahead of dividends.

The growth in the value of a business should trend the growth of its operating earnings given a reasonable amount of time, stable interest rates, and absent any financial shenanigans. Stock prices look to be reverting to their long-term averages, a process which started in April 2000 and may continue for a while. Importantly, we see little evidence that stocks will provide returns above their long-term averages.

It is our opinion that we are still in the process of adjusting to a more realistic investment world following nearly 20 years of a very enthusiastic bull market. As might have been anticipated during those two decades, in some areas and in some companies excesses crept in--accounting lapses, executive greed, Wall Street exuberance, changed corporate morality. According to a recent editorial in Business Week, twenty years ago CEOs made 40 times the average employee. Today it is 600. Sooner or later some corporate boards will have to say "No" and mean it. If not, 100 million investors will do it for them, returning the bloodless verdict of the marketplace.

We await the outcome!

Sincerely,

/s/ Donald F. Kohler

    /s/ Shawn J. Ridley
Donald F. Kohler
                                          Shawn J. Ridley
Chairman of the Board and President
                                          Portfolio Manager

                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                                March 31, 2002

            COMMON STOCKS -- 99.6%
            -------------------------------------------------------

                                                          Market
            Shares    Company                             Value
            -------------------------------------------------------
                      CAPITAL GOODS -- 11.6%
                      ---------------------------------------------
             95,000   Dover Corp....................... $ 3,895,000
             39,000   General Electric Co..............   1,460,550
             55,000   Tyco International Ltd...........   1,777,600

                                                        -----------
                                                          7,133,150

                      CONSUMER DURABLE -- 17.1%
                      ---------------------------------------------
             50,000   Donaldson Inc....................   2,010,500
             45,000   Interpublic Group Cos Inc........   1,542,600
             75,000   Harley-Davidson Inc..............   4,134,750
             30,000   Omnicom Group....................   2,832,000

                                                        -----------
                                                         10,519,850

                      CONSUMER NON-DURABLE -- 1.7%
                      ---------------------------------------------
             30,000   Lauder Estee Cos. Inc. CL A......   1,024,800

                                                        -----------
                                                          1,024,800

                      FINANCIAL -- 34.3%
                      ---------------------------------------------
             70,000   American International Group Inc.   5,049,800
                 50** Berkshire Hathaway Inc...........   3,555,000
             76,000   Cincinnati Financial Corp........   3,318,160
             50,000   Federal Home Loan Mortgage Corp..   3,168,500
             27,000   Fifth Third Bancorp..............   1,821,960
            100,000   Synovus Financial Corp...........   3,048,000
             20,000   Morgan Stanley Dean Witter & Co..   1,146,200

                                                        -----------
                                                         21,107,620

                      HEALTH CARE -- 12.2%
                      ---------------------------------------------
             12,000   Abbott Laboratories..............     631,200
             27,000   Allergan Inc.....................   1,745,550
             55,000   Johnson & Johnson................   3,572,250
             40,000   Pfizer Inc.......................   1,589,600

                                                        -----------
                                                          7,538,600

                      RETAIL & SERVICES -- 9.7%
                      ---------------------------------------------
             45,000   CVS Corp.........................   1,544,850
             43,000   Gannett Inc......................   3,272,300
             30,000   Walgreen Co......................   1,175,700

                                                        -----------
                                                          5,992,850

                                                     Market
                  Shares    Company                  Value
                  --------------------------------------------
                            TECHNOLOGY -- 13.0%
                            ----------------------------------
                   65,000** Applied Materials Inc. $ 3,527,550
                   90,000   Nokia Corp............   1,866,600
                  160,000** Solectron Corp........   1,248,000
                   50,000   Waters Corp...........   1,398,500

                                                   -----------
                                                     8,040,650

                  Total Common Stocks (Cost --
                  $35,893,068)....................  61,357,520

                                                   -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.6%
--------------------------------------------------------------------------------

           Principal
           Amount    Description
           --------- -----------------------------------

           $380,000  Federal Home Loan Bank
                     Purchase Yield 1.633%, due
                     4/01/02............................     380,000

                                                         -----------
                     Total U.S. Government Agency
                     Obligations (Amortized Cost --
                     $380,000)..........................     380,000

                                                         -----------
           OTHER ASSETS LESS LIABILITIES --  (0.2%).....    (113,430)
                                                         -----------
           TOTAL NET ASSETS............................. $61,624,090
                                                         ===========
           Net assets
                     Investor A shares.................. $50,555,056
                     Investor B shares..................  11,069,034
                                                         -----------
                                                         $61,624,090
           Shares of capital stock
                     Investor A shares..................   1,634,838
                     Investor B shares..................     367,688
                                                         -----------
                                                           2,002,526
           Net asset value
                     Investor A shares -- redemption
                     price per share.................... $     30.92
                                                         -----------
                     Investor B shares -- offering price
                     per share*......................... $     30.10
                                                         -----------

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
  *Redemption price of Investor B shares varies based on length of time shares are held.
**Non-incomeproducing security.

--------------------------------------------------------------------------------
[LOGO] Hilliard Lyons Growth Fund
                             First Quarter Report
                                March 31, 2002
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400
                                (800) 444-1854
--------------------------------------------------------------------------------
                                   DIRECTORS

William A. Blodgett, Jr.
                    Donald F. Kohler
Stewart E. Conner
                    John C. Owens

                                   OFFICERS

Donald F. Kohler -- Chairman and President
Joseph C. Curry, Jr. -- Vice President,   Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400
(800) 444-1854

                         TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                   AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Frost, Brown & Todd PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                             FIRST QUARTER REPORT
                                March 31, 2002